Exhibit 99.1

Actelis Networks Appoints Leading Industry Expert Julie Kunstler as Board Member

New Independent Director Brings decades of strategic expertise in broadband access and cybersecurity to support Actelis Networks' growth

FREMONT, Calif., Feb. 13, 2025 – Actelis Networks, Inc. (NASDAQ:ASNS) (“Actelis” or the “Company”), a market leader in cyber-hardened, rapid deployment networking solutions for IoT and broadband applications, today announced the appointment of Julie Kunstler as an independent director to its Board of Directors, effective immediately. Kunstler brings over three decades of experience in the communications components, broadband access equipment sectors, and strategic corporate positioning, along with public company board experience.

Kunstler currently serves on the board of Ethernity Networks Ltd., a company traded on the London Stock Exchange, and previously served on the board of TTI Team Telecom International, a NASDAQ-listed company until its acquisition by TEOCO in 2010. Her extensive board experience reflects a deep understanding of corporate governance, strategic growth, and technology-driven markets.

Kunstler has held leadership roles across the communications technology landscape, with expertise spanning executive management, venture capital investment, industry analysis, and board governance. Most recently, she served as Chief Analyst for the Broadband Access Intelligence Service at Omdia, a division of Informa Tech, where she covered the fixed broadband access industry ecosystem. Prior to her role at Omdia, Kunstler was Vice President of Business Development at Teknovus, a venture-backed startup specializing in Passive Optical Network (PON) chip technology. There, she played a key role in corporate strategy, OEM agreements, fundraising, and led efforts that culminated in Teknovus’ acquisition by Broadcom.

Kunstler also co-founded and served as General Partner at Portview Communications Partners, a venture capital fund focused on early-stage investments in communications technology companies. In recognition of her significant contributions to the fiber broadband sector, Kunstler was awarded the Fiber Lifetime Achievement Award by the Fiber Broadband Association in July 2024.

“I am honored to join Actelis’ Board,” stated Julie Kunstler. “The requirements for secure, broadband access networking solutions are expanding across residential, enterprise, campus, and governmental segments. Actelis is well-positioned to address key challenges in cybersecurity, edge and access networking, and critical infrastructure. I look forward to contributing to the company’s continued growth and success across multiple sectors.”

Tuvia Barlev, Chairman and CEO of Actelis Networks, commented, “We are thrilled to welcome Julie to the Actelis Board as an independent director. Her strategic vision and extensive expertise in broadband access and network infrastructure will be instrumental as we strengthen our leadership in cyber-hardened hybrid-fiber networking solutions and cyber-aware networking.”

Kunstler holds an MBA from the University of Chicago, adding to her strong foundation in strategic business management. Her appointment reflects Actelis' ongoing commitment to enhancing its board with diverse perspectives and deep industry knowledge, supporting the company’s mission to deliver innovative, secure networking solutions globally.

Kunstler’s detailed bio is available in the Company’s latest filings with the Securities and Exchange Commission (SEC) on form 8-K. at http://www.sec.gov.

About Actelis Networks, Inc.

Actelis Networks, Inc. (NASDAQ: ASNS) is a market leader in hybrid fiber-copper, cyber-hardened networking solutions for rapid deployment in wide-area IoT applications, including government, ITS, military, utility, rail, telecom, and campus networks. Actelis’ innovative portfolio offers fiber-grade performance with the flexibility and cost-efficiency of hybrid fiber-copper networks. Through its "Cyber Aware Networking" initiative, Actelis also provides AI-based cyber monitoring and protection for all edge devices, enhancing network security and resilience.

For more information, please visit www.actelis.com.

Forward-looking Statements
This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project" and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results to differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company's filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contact

ARX | Capital Markets Advisors
North American Equities Desk
actelis@arxadvisory.com